John Hancock Variable Insurance Trust
Supplement dated June 23, 2017
to the Prospectus dated May 1, 2017

Core Strategy Trust

Value Trust

American New World Trust

On June 22, 2017, the Board of Trustees of John Hancock Variable Insurance Trust approved an Agreement and Plan of Reorganization providing for the following fund reorganizations:

Acquired Fund	Acquiring Fund

Core Strategy Trust	Lifestyle Growth PS Series

Value Trust	Mid Cap Index Trust

American New World Trust	Emerging Markets Value Trust

A meeting of the shareholders of each Acquired Fund has been scheduled for Wednesday, September 20, 2017, to seek approval of its reorganization. Subject to regulatory and shareholder approval, each reorganization is scheduled to occur immediately after the close of business on Friday, October 27, 2017.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any funds, nor is it a solicitation of any proxy. For important information regarding any of these mergers, or to receive a free copy of a proxy statement/prospectus relating to the proposed merger, once it is available, please call the appropriate phone number listed below. The proxy statement/prospectus contains important information about fund objectives, strategies, fee, expenses and risk considerations. The proxy statement/prospectus is also available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest or when considering a merger proposal.

For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts:	(800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts:	(800) 827-4546
For John Hancock Life Insurance Company of New York variable annuity contracts:	(800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts:	(888) 267-7784

Fund Name Changes

Effective October 27, 2017, the names of the following funds are changing as set forth below:

Current Name		New Name

“Lifestyle Aggressive MVP”	redesignated as	“Managed Volatility Aggressive Portfolio”

“Lifestyle Balanced MVP”	redesignated as	“Managed Volatility Balanced Portfolio”

“Lifestyle Conservative MVP”	redesignated as	“Managed Volatility Conservative Portfolio”

“Lifestyle Growth MVP”	redesignated as	“Managed Volatility Growth Portfolio”

“Lifestyle Moderate MVP”	redesignated as	“Managed Volatility Moderate Portfolio”

“Lifestyle Aggressive PS Series”	redesignated as	“Lifestyle Aggressive Portfolio”

“Lifestyle Balanced PS Series”	redesignated as	“Lifestyle Balanced Portfolio”

“Lifestyle Conservative PS Series”	redesignated as	“Lifestyle Conservative Portfolio”

“Lifestyle Growth PS Series”	redesignated as	“Lifestyle Growth Portfolio”

“Lifestyle Moderate PS Series”	redesignated as	“Lifestyle Moderate Portfolio”

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.